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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                          July 20, 2004 (July 19, 2004)
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                              CROMPTON CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                        0-30270                     52-2183153
-------------------------    ---------------------      -----------------------
(State or Other              (Commission File No.)        (I.R.S. Employer
 Jurisdiction of                                          Identification No.)
 Incorporation)

      199 Benson Road,
      Middlebury, Connecticut                               06749
      ----------------------------------- ---------------------------------
      (Address of Principal                               (Zip Code)
      Executive Offices)

                                 (203) 573-2000
     -----------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

Crompton Corporation (the "Company") announced on July 19, 2004 that it has commenced a cash tender offer to purchase all of its outstanding $350.0 million aggregate principal amount of 8.50% Senior Notes due 2005 (the "8.50% Notes") and all of its outstanding $150.0 million aggregate principal amount of 6.125% Notes due 2006 (the "6.125% Notes" and together with the 8.50% Notes, the "Notes") on the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated July 19, 2004 (the "Statement"). The tender offer will expire at 5:00 p.m., New York City time, on August 16, 2004, unless the offer is extended or earlier terminated by the Company.

In connection with the tender offer, the Company is also soliciting consents from holders of the Notes to, among other things, eliminate certain restrictive covenants and events of default included in the respective indentures under which the Notes were issued. The amendments to the indentures will be set forth in supplemental indentures and are described in more detail in the Statement. A holder may not tender Notes without delivering a corresponding consent, and vice versa. The consent solicitation will expire at 12:00 midnight, New York City time, on July 30, 2004, unless extended by the Company. Holders of the Notes who desire to receive the consent payment and the tender offer consideration with respect to the Notes must both validly consent to the proposed amendments and tender their Notes prior to the expiration of the consent solicitation. Holders who tender their Notes after the expiration of the consent solicitation will receive only the purchase price for the tender offer.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibit No.          Description
     ---------          ----------

         99.1             Press Release issued by Crompton Corporation, dated
                          July 19, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CROMPTON CORPORATION


                                              By:  /s/ Barry J. Shainman
                                                   ----------------------------
                                                   Name: Barry J. Shainman
                                                   Title:  Secretary

                                                            Dated: July 19, 2004


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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

     99.1             Press Release issued by Crompton Corporation, dated
                      July 19, 2004.